Exhibit 10.1
AMENDMENT NO. 5 TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND LIMITED WAIVER
          This Amendment No. 5 to Fifth Amended and Restated Receivables Purchase Agreement and Limited Waiver (this “Amendment”) is entered into as of April 30, 2008, among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”), Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II”), WhiteWave Receivables, L.P., a Delaware limited partnership (“WhiteWave” and, together with Dairy Group and Dairy Group II, the “Sellers” and each, a “Seller”), each of the parties listed on the signature pages hereof as a Servicer (each, a “Servicer” and collectively, the “Servicers”), each of the parties listed on the signature pages hereof as a Financial Institution (each, a “Financial Institution” and collectively, the “Financial Institutions”), each of the parties listed on the signature pages hereof as a Company (each, a “Company” and collectively, the “Companies”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”), Dean Foods Company, as Provider (“Provider”) and each of the parties listed on the signature pages hereof as an originator (each, an “Originator” and, collectively, the “Originators”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fifth Amended and Restated Receivables Purchase Agreement, dated as of April 2, 2007, among the Sellers, the Servicers, the Financial Institutions, the Companies and the Agent as amended to the date hereof (the “Receivables Purchase Agreement”).
R E C I T A L S
          WHEREAS, Wachovia Bank, National Association (“Wachovia”) and Variable Funding Capital Company LLC (“Wachovia Company”) have entered into an Assignment Agreement with Cooperatieve Centrale Raiffeisen – Boerenleenbank B.A. “Rabobank International”, New York Branch (“Rabobank”) and Nieuw Amsterdam Receivables Corporation (“Rabobank Company”), dated the date hereof (the “Assignment Agreement”), pursuant to which (i) Wachovia has transferred and assigned to Rabobank, and Rabobank has taken and assumed, an undivided 100% interest in Wachovia’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents and (ii) the Wachovia Company has transferred and assigned to Rabobank Company, and Rabobank Company has taken and assumed, an undivided 100% interest in the Wachovia Company’s rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents;
          WHEREAS, after giving effect to the Assignment Agreement, neither Wachovia nor the Wachovia Company has any remaining interests in or rights or obligations under the Receivables Purchase Agreement. Each of the parties hereto desires to amend the Receivables Purchase Agreement to delete references to Wachovia and Wachovia Company;
          WHEREAS, subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Receivables Purchase Agreement as particularly set forth herein;

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
          WHEREAS, the Originators and Dairy Group (“Buyer”) have entered into an Amended and Restated Receivables Sale Agreement, dated as of December 21, 2001, as amended (the “Receivables Sale Agreement”);
          WHEREAS, as a result of the planned merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC, both of which are parties to the Receivables Purchase Agreement and the Receivables Sale Agreement, each of the parties hereto now desires to, in advance of such planned merger, waive certain rights and liabilities under the Receivables Purchase Agreement and the Receivables Sale Agreement, effective as of the date described herein;
          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Amendment to Receivables Purchase Agreement. Subject to the terms and conditions herein and immediately upon the satisfaction of each of the conditions precedent set forth in Section 4 of this Amendment, the Receivables Purchase Agreement is hereby amended as follows:
               (a) All references to Wachovia or the Wachovia Company are hereby deleted from the Receivables Purchase Agreement and shall have no further force or effect.
               (b) Schedule A to the Receivables Purchase Agreement is hereby amended and restated in its entirety by Annex A attached hereto.
          Section 2. Acknowledgement of Merger between Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC. Subject to the terms and conditions herein and immediately upon the satisfaction of each of the conditions precedent set forth in Section 5 of this Amendment, each party hereto hereby acknowledges that all of the rights, obligations, liabilities and duties of Sulphur Springs Cultured Specialties, LLC under the Transaction Documents shall be and remain the rights, obligation, liabilities and duties of Morningstar Foods, LLC.
          Section 3. Limited Waiver. Subject to the terms and conditions herein and provided that the Waiver Conditions are satisfied, the Agent and the Purchasers hereby waive:
               (a) Any Amortization Event under Section 9.1(a) of the Receivables Purchase Agreement or Potential Amortization Event that may occur as a result of the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC under:
(i)	Section 7.1(c) of the Receivables Purchase Agreement solely as a result of the failure of any Servicer to preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in

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Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
each jurisdiction where its business is conducted in connection with the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC;

(ii)	Section 7.2(a) of the Receivables Purchase Agreement solely as a result of the failure of any Servicer to give the Agent at least 30 days’ prior written notice of a change in name, identity, organizational structure or jurisdiction of location in connection with the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC; and

(iii)	Section 7.2(d) of the Receivables Purchase Agreement solely as a result of the action of Sulphur Springs Cultured Specialties, LLC to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable of Sulphur Springs Cultured Specialties, LLC or any Related Security or Collections, or upon or with respect to the any Term-out Period Advance Account or any amounts from time to time on deposit therin or credited thereto, or upon or with respect to the Writing or Contract under which any Receivable of Sulphur Springs Cultured Specialties, LLC arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent or the Purchasers provided for herein), to Morningstar Foods, LLC in connection with the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC.
               (b) Any Amortization Event under Section 9.1(g) of the Receivables Purchase Agreement or Potential Amortization Event that may occur as a result of any Change of Control as a result of the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC.
     Section 4. Limited Waiver. Subject to the terms and conditions herein and provided that the Waiver Conditions are satisfied, the Buyer hereby waives:
               (a) Any Termination Event under Section 5.1(a) of the Receivables Sale Agreement or Potential Termination Event that may occur as a result of the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC under:
(i)	Section 4.1(c) of the Receivables Sale Agreement solely as a result of the failure of any Originator to preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted in connection with the

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Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC;

(ii)	Section 4.2(a) of the Receivables Sale Agreement solely as a result of the failure of any Originator to give Dairy Group Receivables, L.P. at least 30 days’ prior written notice of a change in name, identity, organizational structure or jurisdiction of location in connection with the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC; and

(iii)	Section 4.2(d) of the Receivables Sale Agreement solely as a result of the action of Sulphur Springs Cultured Specialties, LLC to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable of Sulphur Springs Cultured Specialties, LLC or any Related Security or Collections, or upon or with respect to the Writing or Contract under which any Receivable of Sulphur Springs Cultured Specialties, LLC arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), to Morningstar Foods, LLC in connection with the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC.
               (b) Any Termination Event under Section 5.1(e) of the Receivables Sale Agreement or Potential Termination Event that may occur as a result of any Change of Control as a result of the merger of Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC.
     Section 5. Conditions to Effectiveness of Section 1. This Amendment shall be effective as of the date hereof, upon the satisfaction of the conditions precedent that:
               (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.
               (b) Assignment Agreements. The Agent shall have received an executed copy of each Assignment Agreement, and Wachovia and the Wachovia Company shall have received all amounts owing to it by the Sellers under the Assignment Agreements.
               (c) Fees. Rabobank shall have received a fully earned, non-refundable fee equal to the amount agreed upon between Rabobank and the Sellers.
     Section 6. Waiver Conditions. The “Waiver Conditions” are that:
               (a) This Amendment shall become effective; and

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Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
               (b) Consummation of Merger. The merger between Sulphur Springs Cultured Specialties, LLC and Morningstar Foods, LLC shall have occurred on or prior to June 30, 2008, or such later date as agreed by the parties.
          Section 7. Miscellaneous.
               (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement, as amended and modified hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, waived or modified, are hereby ratified and confirmed and shall remain in full force and effect.
               (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
               (c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.
               (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
               (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

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Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P., as a Seller and as Buyer

By:	Dairy Group Receivables GP, LLC,
Its:	General Partner

DAIRY GROUP II RECEIVABLES II, L.P., as a Seller

By:	Dairy Group Receivables GP II, LLC.
Its:	General Partner

WHITEWAVE RECEIVABLES, L.P., as a Seller

By:	WhiteWave Receivables GP, LLC,
Its:	General Partner

By: Name:	/s/ Tim Smith Tim Smith
Title:	President and Treasurer

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement

JS SILOED TRUST, as a Company

By:	JPMorgan Chase Bank, N.A.,
Its:	Attorney-In-Fact

By: Name:	/s/ David Whiting David Whiting
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent

By:	/s/ David Whiting

Name:	David Whiting
Title:	Vice President

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement

ATLANTIC ASSET SECURITIZATION LLC (formerly Atlantic Asset Securitization Corp.), as a Company

By:	Calyon New York Branch (successor to Credit Lyonnais New York Branch)
Its:	Attorney-In-Fact

By: Name:	/s/ Sam Pilcer Sam Pilcer
Title:	Managing Director

By: Name:	/s/ Kostantina Kourmpetis Kostantina Kourmpetis
Title:	Managing Director

CALYON NEW YORK BRANCH (successor to Credit Lyonnais New York Branch), as a Financial Institution

By: Name:	/s/ Sam Pilcer Sam Pilcer
Title:	Managing Director

By: Name:	/s/ Kostantina Kourmpetis Kostantina Kourmpetis
Title:	Managing Director

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company

By: Name:	/s/ David V. DeAngelis David V. DeAngelis
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. “Rabobank International”, New York Branch, as a Financial Institution

By: Name:	/s/ Christopher Lew Christopher Lew
Title:	Vice President

By: Name:	/s/ Brett Delfino Brett Delfino
Title:	Executive Director

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Company

By:	Wachovia Capital Markets, LLC
Its:	Attorney-In-Fact

By: Name:	/s/ Douglas R. Wilson, Sr. Douglas R. Wilson, Sr.
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Financial Institution

By: Name:	/s/ Michael J. Landry Michael J. Landry
Title:	Vice President

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement

DEAN FOODS COMPANY, as Provider

By: Name:	/s/ Tim Smith Tim Smith
Title:	Vice President and Treasurer
31 LOGISTICS, LLC, as a Servicer
ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer
BARBER ICE CREAM, LLC, as a Servicer
BARBER MILK, LLC, as a Servicer
BERKELEY FARMS, LLC, as a Servicer
BROUGHTON FOODS, LLC, as a Servicer
COUNTRY DELITE FARMS, LLC, as a Servicer
COUNTRY FRESH, LLC, as a Servicer
CREAMLAND DAIRIES, LLC, as a Servicer
DAIRY FRESH, LLC, as a Servicer
DEAN DAIRY PRODUCTS COMPANY, LLC, as a Servicer
DEAN EAST II, LLC, as a Servicer
DEAN EAST, LLC, as a Servicer
DEAN FOODS COMPANY OF CALIFORNIA, LLC, as a Servicer
DEAN FOODS COMPANY OF INDIANA, LLC, as a Servicer
DEAN FOODS NORTH CENTRAL, LLC, as a Servicer
DEAN ILLINOIS DAIRIES, LLC, as a Servicer
DEAN MILK COMPANY, LLC, as a Servicer
DEAN SOCAL, LLC, as a Servicer
DEAN WEST II, LLC, as a Servicer
DEAN WEST, LLC, as a Servicer
FAIRMONT DAIRY, LLC, as a Servicer
FRIENDSHIP DAIRIES, LLC, as a Servicer
GANDY’S DAIRIES, LLC, as a Servicer
GARELICK FARMS, LLC (f/k/a SUIZA GTL, LLC), as a Servicer
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, as a Servicer
KOHLER MIX SPECIALTIES, LLC, as a Servicer

By: Name:	/s/ Tim Smith Tim Smith
Title:	Vice President and Treasurer

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
LAND-O-SUN DAIRIES, LLC, as a Servicer
LIBERTY DAIRY COMPANY, as a Servicer
LOUIS TRAUTH DAIRY, LLC, as a Servicer
MAYFIELD DAIRY FARMS, LLC, as a Servicer
MCARTHUR DAIRY, LLC, as a Servicer
MEADOW BROOK DAIRY COMPANY, as a Servicer
MIDWEST ICE CREAM COMPANY, LLC, as a Servicer
MODEL DAIRY, LLC, as a Servicer
MORNINGSTAR FOODS, LLC, as a Servicer
NEW ENGLAND DAIRIES, LLC, as a Servicer
PET O’FALLON, LLC, as a Servicer
PURITY DAIRIES, LLC, as a Servicer
REITER DAIRY, LLC, as a Servicer
ROBINSON DAIRY, LLC, as a Servicer
SCHENKEL’S ALL-STAR DAIRY, LLC, as a Servicer
SHENANDOAH’S PRIDE, LLC, as a Servicer
SOUTHERN FOODS GROUP, LLC, as a Servicer
SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, as a Servicer
SWISS II, LLC, as a Servicer
SWISS PREMIUM DAIRY, LLC, as a Servicer
T.G. LEE FOODS, LLC, as a Servicer
TERRACE DAIRY, LLC, as a Servicer
TUSCAN/LEHIGH DAIRIES, INC., as a Servicer
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, LLC, as a
Servicer
WHITEWAVE FOODS COMPANY, as a Servicer

By: Name:	/s/ Tim Smith Tim Smith
Title:	Vice President and Treasurer

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
BROUGHTON FOODS, LLC, as a Originator
COUNTRY DELITE FARMS, LLC, as a Originator
COUNTRY FRESH, LLC, as a Originator
DAIRY FRESH, LLC, as a Originator
DEAN WEST, LLC, as a Originator
GARELICK FARMS, LLC (f/k/a SUIZA GTL, LLC), as a Originator
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, as a Originator
KOHLER MIX SPECIALTIES, LLC, as a Originator
LAND-O-SUN DAIRIES, LLC, as a Originator
LOUIS TRAUTH DAIRY, LLC, as a Originator
MODEL DAIRY, LLC, as a Originator
MORNINGSTAR FOODS, LLC, as a Originator
ROBINSON DAIRY, LLC, as a Originator
SCHENKEL’S ALL-STAR DAIRY, LLC, as a Originator
SHENANDOAH’S PRIDE, LLC, as a Originator
SOUTHERN FOODS GROUP, LLC, as a Originator
SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, as a Originator
TUSCAN/LEHIGH DAIRIES, INC., as a Originator
DEAN EAST, LLC, as a Originator
FRIENDSHIP DAIRIES, LLC, as a Originator
NEW ENGLAND DAIRIES, LLC, as a Originator
TERRACE DAIRY, LLC, as a Originator
PET O’FALLON, LLC, as a Originator

By: Name:	/s/ Tim Smith Tim Smith
Title:	Vice President and Treasurer

Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
Annex A
SCHEDULE A
COMMITMENTS, COMPANY PURCHASE LIMITS,
PAYMENT ADDRESSES AND RELATED FINANCIAL INSTITUTIONS
Commitments and Payment Addresses of Financial Institutions

Financial Institution	Commitment	Payment Address
JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago))	$244,800,000	JPMorgan Chase Bank, National Association Asset Backed Finance Mail Code IL1-0594 10 S. Dearborn Chicago, Illinois 60603-0594 Fax: (312) 732-1844

Calyon New York Branch (successor to Credit Lyonnais New York Branch)	$122,400,000	1301 Avenue of the Americas 17th Floor New York, New York 10019

Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A. “Rabobank International”, New York Branch	$244,800,000	245 Park Avenue New York, NY 10167

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Amendment No. 5 to Fifth Amended and Restated
Receivables Purchase Agreement
SCHEDULE A (CONT’D)
Company Purchase Limits, Payment Addresses and
Related Financial Institutions of Companies

	Company		Related
	Purchase		Financial
Company	Limit	Payment Address	Institution(s)
Falcon Asset Securitization Company LLC (formerly Falcon Asset Securitization Corporation)	$240,000,000	c/o JPMorgan Chase Bank, National Association, as Agent Asset Backed Finance Mail Code IL1-0594 10 S. Dearborn Chicago, Illinois 60603-0594 Fax: (312) 732-1844	JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago))

Atlantic Asset Securitization LLC (formerly Atlantic Asset Securitization Corp.)	$120,000,000	c/o Calyon New York Branch 1301 Avenue of the Americas 17th Floor New York, New York 10019	Calyon New York Branch (successor to Credit Lyonnais New York Branch)

Nieuw Amsterdam Receivables Corporation	$240,000,000	c/o Global Securitization Services 445 Broadhollow Road Suite 239 Melville, NY 11747	Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A. “Rabobank International”, New York Branch

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